HEITMAN REAL ESTATE FUND
            A Series of Heitman Securities Trust


Supplement dated March 10, 1998 to Prospectuses Dated May 1,
                            1997

     On January 6, 1998, Heitman Securities Trust (the "Trust") on behalf of the Heitman Real Estate Fund (the "Fund") entered into an Agreement and Plan of Reorganization (the "Agreement") with UAM Funds Trust (the "UAM Trust") on behalf of the Heitman/PRA Real Estate Portfolio (the "UAM Portfolio"). The Agreement provides for (i) the transfer of all the assets of the Fund to the UAM Portfolio in exchange for shares of the UAM Portfolio and the assumption by the UAM Portfolio of all liabilities of the Fund and (ii) the distribution of shares of the UAM Portfolio to the then-existing shareholders of the Fund in liquidation of the Fund (the "Reorganization"). The UAM Portfolio is a newly formed series of the UAM Trust with no prior operations that has been established for the purpose of effecting the Reorganization and continuing the operations of the Fund after the Reorganization. The UAM Portfolio has the identical investment objective as the Fund and substantially the same investment policies as the Fund. Heitman/PRA Securities Advisors, Inc., the investment adviser of the Fund, will also serve as the investment adviser of the UAM Portfolio.

     Under the Agreement, consummation of the Reorganization is subject to satisfaction of various conditions, including approval by shareholders of the Fund. At a special meeting of shareholders of the Fund held on February 27, 1998, shareholders of the Fund approved the Agreement. It is anticipated that the Reorganization will be consummated on or prior to June 30, 1998. Shareholders of the Fund will receive notice upon consummation of the Reorganization.

     Effective March 2, 1998, the Trust has also entered into agreements with (i) UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of United Asset Management Corporation ("UAM") to provide administrative, fund accounting, dividend disbursing and transfer agency services; and (ii) The Chase Manhattan Bank, N.A. ("Chase") to provide custody services. UAMFSI has subcontracted with Chase Global Fund Services Company ("CGFSC"), an affiliate of Chase, to perform certain of these services. The principal offices of UAMFSI and UAMFDI are located at 211 Congress Street, Boston, MA 02110 and the principal office of CGFSC is located at 73 Tremont Street , Boston, MA 02108.

     Effective March 10, 1998, the Trust entered into an agreement with ACG Capital Corporation ("ACG") to provide distribution services with respect to the Institutional Class shares of the Fund. ACG also serves as distributor of the Advisor Class shares of the Fund.

     Purchases and redemptions of Advisor Class and Institutional Class shares should be made as follows:
Applications to purchase shares of the Fund should be sent to: Heitman Securities Trust, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. To purchase shares by wire, telephone the Heitman Securities Trust at 1-800-435-1405 and provide the account name, address, telephone number, social security or taxpayer identification number, the Fund's name, the amount being wired and the name of the bank wiring the funds. Wire transfers should be sent to: The Chase Manhattan Bank, ABA #021000021, Heitman Real Estate Fund Institutional Class/Advisor Class, DDA Acct. #9102772952, Your Account Number, Your Account Name, Wire Control Number (which will be assigned by Chase when you call). Additional investments can be made at any time by mailing a check to Heitman Securities Trust at the above address or by wiring money to Chase using the instructions outlined above. Requests for redemptions should be addressed to the Heitman Securities Trust at the above address.

      For all other inquiries regarding shareholder services, please call Heitman Securities Trust at 1-800-435-1405.



HEIT398.DOC